EXHIBIT 32

Certification of Periodic Financial Report by the Chief Executive Officer and
Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Solely for the purposes of complying with 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chief Executive Officer and Chief Financial Officer of Yew Bio-Pharm Group, Inc. (the “Company”), hereby certify, based on our knowledge, that the Annual Report on Form 10-K of the Company for the year ended December 31, 2012 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 11, 2013	/S/ ZHIGUO WANG
Zhiguo Wang Chief Executive Officer

Date: April 11, 2013	/S/ ADAM WASSERMAN
Adam Wasserman Chief Financial Officer